UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2013

CLEARBRIDGE

SMALL CAP GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Small Cap Growth Fund for the twelve-month reporting period ended October 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Effective October 1, 2013, the Fund will be open for purchases and incoming exchanges only by existing Fund shareholders and relationships with certain exceptions. For more information, please see the prospectus supplement dated September 4, 2013.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

II	ClearBridge Small Cap Growth Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2013 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then accelerated, as first quarter 2013 GDP growth was 1.1%, supported by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth, released after the reporting period ended, was 2.8%. Stronger growth was driven, in part, by a deceleration in imports and increased private inventory investment and state and local government spending.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. Unemployment fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. Unemployment then ticked up to 7.3% in October. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in October, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 3.2% on a seasonally adjusted basis in October 2013 versus the previous month, but were 6.0% higher than in October 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,500 in October 2013, up 12.8% from October 2012. This marked the eleventh consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in October 2013 was 1.8% lower than the previous month at a 5.0 month supply at the current sales pace and was 0.9% higher than in October 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next five months and was 56.4 in October, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been

ClearBridge Small Cap Growth Fund	III

Investment commentary (cont’d)

the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Small Cap Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The portfolio’s investment style emphasizes small-capitalization U.S. companies with what we believe to be strong growth potential. In conjunction with research resources at ClearBridge Investments, LLC, the Fund’s subadviser, we take a flexible approach designed to identify attractively valued securities. Some of the sought characteristics include:

•	Superior management teams, evidenced by experience, capital discipline and definable strategy

•	Strong growth prospects driven by product or service innovation

•	Durable barriers to competitive entry

•	Appropriate capital availability and leverage

We generally use a concentrated “bottom-up” approach for the Fund. We focus on individual security selection rather than allow macroeconomic considerations to strongly influence sector weights or individual security selection. We also use portfolio risk controls, limiting individual stock exposure and imposing explicit sector limits.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. We use a growth-oriented investment style, that emphasizes small U.S. companies. The Fund may invest up to 20% of its assets in equity securities of companies that are not considered small-capitalization companies. The Fund may invest up to 20% of its assets in non-convertible bonds, notes and debt, when we believe that their total return potential equals or exceeds the potential return of equity securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. indices rose steadily throughout the past year, setting new highs repeatedly. The U.S. Presidential election and debate surrounding the “fiscal cliff” drove markets during the final months of 2012. Congress eventually passed the American Taxpayer Relief Act of 2012, which added $600 billion of estimated tax revenues over the next 10 years. The early weeks of 2013 echoed the beginning of 2012 as stocks posted double-digit returns, pushing the major indices to all-time highs despite widespread commentary about low growth, stubborn unemployment, the European debt crisis and tightening government budgets.

During the second quarter, equity market volatility increased, as U.S. Treasury yields rebounded from multi-decade lows and mortgage rates soared. The Federal Reserve Board (“Fed”)i indicated that quantitative easing programs may be wound down, colloquially referred to as “tapering.” Although the Fed’s monetary policy-setting committee left the target short-term interest rate unchanged and maintained the unprecedented $85 billion-a-month bond-buying program, Fed chairman Ben Bernanke indicated that the central bank could start reducing asset purchases later during 2013. Market reaction was swift, especially in fixed income prices.

The S&P 500 indexii breached the 1,700 level in the third quarter as investors focused on U.S. output, the timing of the Fed

ClearBridge Small Cap Growth Fund 2013 Annual Report	1

Fund overview (cont’d)

policy action, and tensions about the Syrian chemical weapons attacks as well as the Congressional budget debate. August saw a sell-off, however, as the U.S. weighed options concerning Syria’s civil unrest. In mid-September, the Fed surprised many investors by announcing plans to maintain its current accommodative policy. Though stocks rallied on the decision, they subsided as House Republicans and the Democrat-controlled Senate squabbled over the 2014 budget and spending authorizations. Congress remained deadlocked, ultimately resulting in a 16-day partial government shutdown. Equities recovered after Congress ended the partial government shutdown by approving temporary spending measures and pushing the debt ceiling debate out to early 2014.

Q. How did we respond to these changing market conditions?

A. The sharply ascending market of the past year did present challenges. The portfolio received substantial commitments from new long-term investors. As a result, we selectively took advantage of intermittent market volatility (while maintaining our strict fundamental-focused and research-driven bottom-up stock selection discipline) to add to existing positions where price weakness was, in our view, unrelated to company fundamentals. Simultaneously we established positions in over 20 new portfolio companies which we believe have outstanding long-term prospects and attractive valuations.

We also trimmed a number of existing positions, for risk management purposes, which had grown beyond our designated allocation, while we closed several positions entirely where the risk-reward relationship had changed and we felt we could better use the capital in other investment opportunities. Several positions were sold out of the Fund because they had appreciated out of the small capitalization range, such as Oceaneering International, Inc. and Affiliated Managers Group.

Performance review

For the twelve months ended October 31, 2013, Class A shares of ClearBridge Small Cap Growth Fund, excluding sales charges, returned 40.80%. The Fund’s unmanaged benchmark, the Russell 2000 Growth Indexiii, returned 39.84% for the same period. The Lipper Small-Cap Growth Funds Category Average1 returned 37.41% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 501 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	ClearBridge Small Cap Growth Fund 2013 Annual Report

Performance Snapshot as of October 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Small Cap Growth Fund:
Class 1[1]	20.55%	40.82%
Class A	20.57%	40.80%
Class B2	19.98%	39.37%
Class C	20.18%	39.75%
Class FI	20.52%	40.72%
Class R	20.36%	40.49%
Class I	20.76%	41.34%
Class IS	20.84%	41.43%
Russell 2000 Growth Index	19.93%	39.84%
Lipper Small-Cap Growth Funds Category Average[3]	20.76%	37.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2013, the gross total annual operating expense ratios Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.37%, 1.32%, 2.34%, 2.17%, 1.40%, 1.54%, 0.90% and 0.80%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.28% for Class A shares, 2.30% for Class B shares, 2.09% for Class C shares, 1.35% for Class FI shares, 1.60% for Class R shares and 1.05% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those for Class I shares, and the total annual operating expenses for Class 1 shares are not expected to exceed total

[1]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 520 funds for the six-month period and among the 501 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Small Cap Growth Fund 2013 Annual Report	3

Fund overview (cont’d)

annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in all 10 sectors in which it was invested over the period, with the greatest contributions to returns coming from the Information Technology (IT), Consumer Discretionary and Health Care1 sectors. Relative to the benchmark, overall stock selection contributed to performance for the period and the impact of sector allocation was negative. In particular, stock selection in the Consumer Discretionary, Financials, Energy and Utilities2 sectors helped performance for the period.

Leading stock contributors included positions in Lumber Liquidators Holdings Inc. and Lions Gate Entertainment Corp. in the Consumer Discretionary sector, athenahealth, Inc. in the Health Care sector, Financial Engines, Inc. in the Financials sector and Sourcefire Inc. in the IT sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s stock selection in the Health Care and IT sectors detracted from relative performance. The Fund’s allocation to cash also detracted from performance.

On an individual stock basis, the leading detractors from performance for the period included our holdings in Accretive Health Inc., Vocera Communications, Inc. and ARIAD Pharmaceuticals, Inc. in the Health Care sector and SolarWinds, Inc. and LivePerson, Inc., both in the IT sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were a number of Fund positions bought and sold over the course of the period. The largest additions to the Fund’s portfolio were Medidata Solutions, Inc. and ICON Plc in the Health Care sector, The Fresh Market, Inc. in the Consumer Staples sector, Buffalo Wild Wings, Inc. in the Consumer Discretionary sector and Cardtronics, Inc. in the IT sector. The largest positions closed during the period were SBA Communications Corp. in the Telecommunication Services sector, Sourcefire, Inc. and Cymer Inc. in the IT sector, Oceaneering International, Inc. in the Energy

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

[2]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

4	ClearBridge Small Cap Growth Fund 2013 Annual Report

sector and Affiliated Managers Group, Inc. in the Financials sector.

Thank you for your investment in ClearBridge Small Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

November 23, 2013

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Bally Technologies Inc. (2.4%), Lumber Liquidators Holdings Inc. (2.4%), FEI Co. (2.4%), athenahealth Inc. (2.3%), Lions Gate Entertainment Corp. (2.2%), Hibbett Sports Inc. (2.0%), Financial Engines Inc. (2.0%), SVB Financial Group (1.9%), Aspen Technology Inc. (1.9%) and Hanger Orthopedic Group Inc. (1.9%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2013 were: Information Technology (30.8%), Health Care (16.8%), Consumer Discretionary (15.0%), Industrials (11.7%) and Financials (8.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Small Cap Growth Fund 2013 Annual Report	5

Fund overview (cont’d)

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

6	ClearBridge Small Cap Growth Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2013 and October 31, 2012 and does not include derivatives such as written options. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

ClearBridge Small Cap Growth Fund 2013 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2013 and held for the six months ended October 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	20.55%	$1,000.00	$1,205.50	1.22%	$6.78	Class 1	5.00%	$1,000.00	$1,019.06	1.22%	$6.21
Class A	20.57	1,000.00	1,205.70	1.23	6.84	Class A	5.00	1,000.00	1,019.00	1.23	6.26
Class B	19.98	1,000.00	1,199.80	2.19	12.14	Class B	5.00	1,000.00	1,014.17	2.19	11.12
Class C	20.18	1,000.00	1,201.80	1.87	10.38	Class C	5.00	1,000.00	1,015.78	1.87	9.50
Class FI	20.52	1,000.00	1,205.20	1.27	7.06	Class FI	5.00	1,000.00	1,018.80	1.27	6.46
Class R	20.36	1,000.00	1,203.60	1.49	8.28	Class R	5.00	1,000.00	1,017.69	1.49	7.58
Class I	20.76	1,000.00	1,207.60	0.93	5.17	Class I	5.00	1,000.00	1,020.52	0.93	4.74
Class IS	20.84	1,000.00	1,208.40	0.79	4.40	Class IS	5.00	1,000.00	1,021.22	0.79	4.02

8	ClearBridge Small Cap Growth Fund 2013 Annual Report

[1]	For the six months ended October 31, 2013.

[2]

Assumes the reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Small Cap Growth Fund 2013 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/13	40.82%	40.80%	39.37%	39.75%	40.72%	40.49%	41.34%	41.43%
Five Years Ended 10/31/13	21.63	21.35	20.24	20.31	21.40	21.16	21.95	22.02
Ten Years Ended 10/31/13	N/A	10.64	9.84	9.69	N/A	N/A	N/A	N/A
Inception* through 10/31/13	10.46	11.17	10.66	10.26	10.04	9.57	11.08	13.14

With sales charges[2]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/13	40.82%	32.71%	34.37%	38.75%	40.72%	40.49%	41.34%	41.43%
Five Years Ended 10/31/13	21.63	19.93	20.14	20.31	21.40	21.16	21.95	22.02
Ten Years Ended 10/31/13	N/A	9.99	9.84	9.69	N/A	N/A	N/A	N/A
Inception* through 10/31/13	9.00	10.74	10.66	10.26	10.04	9.57	11.08	13.14

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 3/2/07 through 10/31/13)	94.19%
Class A (10/31/03 through 10/31/13)	174.91
Class B (10/31/03 through 10/31/13)	155.58
Class C (10/31/03 through 10/31/13)	152.24
Class FI (Inception date of 12/20/07 through 10/31/13)	75.25
Class R (Inception date of 12/28/06 through 10/31/13)	86.97
Class I (Inception date of 11/1/04 through 10/31/13)	157.55
Class IS (Inception date of 8/4/08 through 10/31/13)	91.06

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C, FI, R, I and IS shares are March 2, 2007, July 1, 1998, July 1, 1998, July 1, 1998, December 20, 2007, December 28, 2006, November 1, 2004 and August 4, 2008, respectively

10	ClearBridge Small Cap Growth Fund 2013 Annual Report

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of ClearBridge Small Cap Growth Fund vs. Russell 2000 Growth Index† — October 2003 - October 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on October 31, 2003, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Small Cap Growth Fund 2013 Annual Report	11

Schedule of investments

October 31, 2013

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Common Stocks — 94.9%
Consumer Discretionary — 15.0%
Auto Components — 0.3%
Fox Factory Holding Corp.	487,040	$8,484,237	*
Hotels, Restaurants & Leisure — 5.2%
Bally Technologies Inc.	965,500	70,616,670	*
Buffalo Wild Wings Inc.	345,260	49,227,171	*
Penn National Gaming Inc.	576,740	33,745,057	*
Total Hotels, Restaurants & Leisure		153,588,898
Media — 2.2%
Lions Gate Entertainment Corp.	1,875,680	64,861,015	*
Specialty Retail — 7.3%
Advance Auto Parts Inc.	269,930	26,771,657
Hibbett Sports Inc.	1,020,200	59,508,266	*
Jos. A. Bank Clothiers Inc.	684,932	32,863,037	*
Lumber Liquidators Holdings Inc.	617,962	70,565,081	*
Stage Stores Inc.	1,118,930	23,105,905
Total Specialty Retail		212,813,946
Total Consumer Discretionary		439,748,096
Consumer Staples — 4.6%
Food & Staples Retailing — 4.6%
Casey’s General Stores Inc.	526,249	38,353,027
Fresh Market Inc.	996,660	50,739,961	*
Susser Holdings Corp.	818,200	44,870,088	*
Total Consumer Staples		133,963,076
Energy — 3.8%
Energy Equipment & Services — 3.0%
Geospace Technologies Corp.	302,089	29,429,510	*
Newpark Resources Inc.	2,295,200	29,263,800	*
TETRA Technologies Inc.	2,275,230	29,509,733	*
Total Energy Equipment & Services		88,203,043
Oil, Gas & Consumable Fuels — 0.8%
Comstock Resources Inc.	1,283,750	21,964,963
Total Energy		110,168,006
Financials — 8.4%
Capital Markets — 2.8%
Financial Engines Inc.	1,043,420	58,295,875
WisdomTree Investments Inc.	1,758,860	24,448,154	*
Total Capital Markets		82,744,029

See Notes to Financial Statements.

12	ClearBridge Small Cap Growth Fund 2013 Annual Report

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Commercial Banks — 3.8%
Old National Bancorp	1,725,027	$25,081,893
SVB Financial Group	594,730	56,963,239	*
Western Alliance Bancorp	1,352,240	28,599,876	*
Total Commercial Banks		110,645,008
Diversified Financial Services — 0.4%
Primus Guaranty Ltd.	1,134,275	11,456,178	*
Insurance — 0.6%
American Equity Investment Life Holding Co.	783,840	16,335,226
Real Estate Management & Development — 0.8%
Jones Lang LaSalle Inc.	261,520	24,896,704
Total Financials		246,077,145
Health Care — 16.8%
Biotechnology — 0.8%
Acorda Therapeutics Inc.	785,454	24,042,747	*
Health Care Equipment & Supplies — 2.9%
Endologix Inc.	1,344,374	24,292,838	*
Insulet Corp.	965,150	37,660,153	*
Integra LifeSciences Holdings Corp.	529,846	24,256,350	*
Total Health Care Equipment & Supplies		86,209,341
Health Care Providers & Services — 4.6%
Accretive Health Inc.	1,772,510	14,640,933	*
Hanger Orthopedic Group Inc.	1,521,723	55,847,234	*
Mednax Inc.	335,362	36,561,165	*
Owens & Minor Inc.	700,830	26,225,058
Total Health Care Providers & Services		133,274,390
Health Care Technology — 4.8%
athenahealth Inc.	499,530	66,692,250	*
Medidata Solutions Inc.	479,100	52,849,521	*
Vocera Communications Inc.	1,206,545	20,306,153	*
Total Health Care Technology		139,847,924
Life Sciences Tools & Services — 2.6%
ICON PLC	941,990	38,094,075	*
Luminex Corp.	1,028,220	20,050,290	*
Mettler-Toledo International Inc.	76,080	18,826,757	*
Total Life Sciences Tools & Services		76,971,122
Pharmaceuticals — 1.1%
Auxilium Pharmaceuticals Inc.	1,225,140	21,084,660	*
Pacira Pharmaceuticals Inc.	244,440	12,346,664	*
Total Pharmaceuticals		33,431,324
Total Health Care		493,776,848

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2013 Annual Report	13

Schedule of investments (cont’d)

October 31, 2013

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Industrials — 11.7%
Aerospace & Defense — 1.0%
Orbital Sciences Corp.	1,315,878	$30,357,305	*
Building Products — 0.6%
Trex Co Inc.	240,767	16,906,659	*
Commercial Services & Supplies — 1.4%
Copart Inc.	793,620	25,578,373	*
Corrections Corporation of America	390,701	14,455,937
Total Commercial Services & Supplies		40,034,310
Construction & Engineering — 0.7%
Quanta Services Inc.	715,140	21,604,379	*
Electrical Equipment — 0.9%
Thermon Group Holdings Inc.	1,113,850	26,186,614	*
Machinery — 4.4%
Chart Industries Inc.	375,080	40,309,848	*
IDEX Corp.	704,970	48,748,675
Tennant Co.	658,406	39,958,660
Total Machinery		129,017,183
Trading Companies & Distributors — 2.7%
H&E Equipment Services Inc.	974,290	24,386,479	*
MSC Industrial Direct Co. Inc., Class A Shares	337,060	25,741,272
United Rentals Inc.	460,070	29,715,921	*
Total Trading Companies & Distributors		79,843,672
Total Industrials		343,950,122
Information Technology — 30.8%
Electronic Equipment, Instruments & Components — 2.4%
FEI Co.	787,650	70,163,862
Internet Software & Services — 8.7%
comScore Inc.	981,318	26,220,817	*
Cornerstone OnDemand Inc.	1,026,020	48,602,567	*
Cvent Inc.	88,180	2,732,698	*
Dice Holdings Inc.	1,006,260	7,426,199	*
Envestnet Inc.	696,252	25,273,948	*
LivePerson Inc.	3,649,600	34,087,264	*(a)
Marketo Inc.	407,540	13,758,550	*
MercadoLibre Inc.	274,857	37,005,372
Responsys Inc.	1,214,570	19,846,074	*
Trulia Inc.	805,860	32,210,224	*
XO Group Inc.	648,010	8,994,379	*
Total Internet Software & Services		256,158,092

See Notes to Financial Statements.

14	ClearBridge Small Cap Growth Fund 2013 Annual Report

ClearBridge Small Cap Growth Fund

Security	Shares	Value
IT Services — 4.3%
Cardtronics Inc.	1,250,770	$49,092,722	*
MAXIMUS Inc.	712,459	34,518,639
ServiceSource International Inc.	3,792,747	41,037,523	*
Total IT Services		124,648,884
Semiconductors & Semiconductor Equipment — 2.5%
Integrated Device Technology Inc.	2,004,710	21,330,114	*
LSI Corp.	4,061,912	34,445,014
Monolithic Power Systems	582,470	18,545,845
Total Semiconductors & Semiconductor Equipment		74,320,973
Software — 12.9%
Aspen Technology Inc.	1,484,340	56,746,318	*
BroadSoft Inc.	874,285	28,606,605	*
FireEye Inc.	198,445	7,511,143	*
Fortinet Inc.	2,620,564	52,699,542	*
Imperva Inc.	570,440	21,870,670	*
MICROS Systems Inc.	751,504	40,769,092	*
Monotype Imaging Holdings Inc.	1,324,770	37,385,009
Qualys Inc.	827,630	17,214,704	*
ServiceNow Inc.	329,450	17,991,265	*
Solarwinds Inc.	1,119,420	40,511,810	*
Tableau Software Inc., Class A Shares	268,838	16,522,783	*
Verint Systems Inc.	1,078,548	39,388,573	*
Total Software		377,217,514
Total Information Technology		902,509,325
Materials — 2.7%
Chemicals — 1.5%
Kraton Performance Polymers Inc.	664,270	14,129,023	*
Rockwood Holdings Inc.	463,524	29,317,893
Total Chemicals		43,446,916
Metals & Mining — 1.2%
Compass Minerals International Inc.	485,316	36,141,482
Total Materials		79,588,398
Utilities — 1.1%
Electric Utilities — 1.1%
ITC Holdings Corp.	308,000	30,981,720
Total Investments before Short-Term Investments (Cost — $2,013,175,696)		2,780,762,736

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2013 Annual Report	15

Schedule of investments (cont’d)

October 31, 2013

ClearBridge Small Cap Growth Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 4.8%
Repurchase Agreements — 4.8%
Interest in $1,150,000,000 joint tri-party repurchase agreement dated 10/31/13 with RBS Securities Inc.; Proceeds at maturity — $139,579,310; (Fully collateralized by various U.S. government obligations, 1.250% to 3.625% due 10/31/18 to 8/15/43; Market value — $142,370,715) (Cost — $139,579,000)	0.080%	11/1/13	$139,579,000	$139,579,000
Total Investments — 99.7% (Cost — $2,152,754,696#)				2,920,341,736
Other Assets in Excess of Liabilities — 0.3%				10,241,156
Total Net Assets — 100.0%				$2,930,582,892

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At October 31, 2013, the total market value of Affiliated Companies was $34,087,264, and the cost was $39,680,972 (See Note 8).

#	Aggregate cost for federal income tax purposes is $2,157,953,339.

See Notes to Financial Statements.

16	ClearBridge Small Cap Growth Fund 2013 Annual Report

Statement of assets and liabilities

October 31, 2013

Assets:
Investments in unaffiliated securities, at value (Cost — $2,113,073,724)	$2,886,254,472
Investments in affiliated securities, at value (Cost — $39,680,972)	34,087,264
Cash	541
Receivable for Fund shares sold	15,956,569
Receivable for securities sold	6,265,921
Dividends and interest receivable	95,035
Prepaid expenses	151,653
Total Assets	2,942,811,455

Liabilities:
Payable for Fund shares repurchased	8,214,652
Investment management fee payable	1,803,996
Payable for securities purchased	1,142,536
Service and/or distribution fees payable	388,275
Accrued expenses	679,104
Total Liabilities	12,228,563
Total Net Assets	$2,930,582,892

Net Assets:
Par value (Note 7)	$1,046
Paid-in capital in excess of par value	2,088,594,504
Accumulated net investment loss	(4,824,366)
Accumulated net realized gain on investments and written options	79,224,668
Net unrealized appreciation on investments	767,587,040
Total Net Assets	$2,930,582,892

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2013 Annual Report	17

Statement of assets and liabilities (cont’d)

October 31, 2013

Shares Outstanding:
Class 1	148,486
Class A	46,414,947
Class B	1,062,116
Class C	3,092,556
Class FI	448,180
Class R	3,095,613
Class I	41,158,959
Class IS	9,178,225

Net Asset Value:
Class 1 (and redemption price)	$27.98
Class A (and redemption price)	$27.61
Class B*	$23.30
Class C*	$23.70
Class FI (and redemption price)	$27.73
Class R (and redemption price)	$27.31
Class I (and redemption price)	$28.79
Class IS (and redemption price)	$28.88
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$29.29

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	ClearBridge Small Cap Growth Fund 2013 Annual Report

Statement of operations

For the Year Ended October 31, 2013

Investment Income:
Dividends	$10,583,371
Interest	71,232
Total Investment Income	10,654,603

Expenses:
Investment management fee (Note 2)	12,957,647
Service and/or distribution fees (Notes 2 and 5)	3,081,582
Transfer agent fees (Note 5)	2,686,130
Registration fees	138,796
Fund accounting fees	137,404
Trustees’ fees	106,430
Shareholder reports	81,179
Legal fees	56,460
Audit and tax	39,093
Insurance	22,005
Custody fees	15,181
Miscellaneous expenses	16,999
Total Expenses	19,338,906
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(8,107)
Net Expenses	19,330,799
Net Investment Loss	(8,676,196)

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	89,478,706
Written options	376,276
Net Realized Gain	89,854,982
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	524,011,351
Written options	(8,671)
Change in Net Unrealized Appreciation (Depreciation)	524,002,680
Net Gain on Investments and Written Options	613,857,662
Increase in Net Assets from Operations	$605,181,466

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2013 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2013	2012

Operations:
Net investment loss	$(8,676,196)	$(4,948,629)
Net realized gain	89,854,982	41,351,224
Change in net unrealized appreciation (depreciation)	524,002,680	107,799,220
Increase in Net Assets From Operations	605,181,466	144,201,815

Distributions to Shareholders From (Note 6):
Net realized gains	(19,774,309)	—
Decrease in Net Assets From Distributions to Shareholders	(19,774,309)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,813,588,795	289,316,605
Reinvestment of distributions	18,184,358	—
Cost of shares repurchased	(438,658,110)	(269,129,676)
Increase in Net Assets From Fund Share Transactions	1,393,115,043	20,186,929
Increase in Net Assets	1,978,522,200	164,388,744

Net Assets:
Beginning of year	952,060,692	787,671,948
End of year*	$2,930,582,892	$952,060,692
* Includes accumulated net investment loss of:	$(4,824,366)	$(6,334,698)

See Notes to Financial Statements.

20	ClearBridge Small Cap Growth Fund 2013 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$20.28	$17.01	$15.89	$12.31	$9.66	$16.75

Income (loss) from operations:
Net investment loss	(0.11)	(0.08)	(0.14)	(0.11)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	8.22	3.35	1.26	3.68	2.68	(6.58)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—	—
Total income (loss) from operations	8.11	3.27	1.12	3.58	2.65	(6.64)

Less distributions from:
Net realized gains	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.41)	—	—	—	—	(0.45)

Net asset value, end of year	$27.98	$20.28	$17.01	$15.89	$12.31	$9.66
Total return[4]	40.82%	19.22%	7.05%	29.08%[5]	27.43%	(40.75)%

Net assets, end of year (000s)	$4,155	$3,333	$3,260	$3,466	$2,993	$2,713

Ratios to average net assets:
Gross expenses	1.28%	1.37%	1.40%	1.50%	1.42%[6]	1.34%
Net expenses[7,8,9]	1.21	1.07	1.11	1.14	1.11 [6]	1.05
Net investment loss	(0.45)	(0.41)	(0.80)	(0.77)	(0.37) [6]	(0.41)

Portfolio turnover rate	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 29.00%. Class 1 received $2,285 related to this distribution.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares are not to exceed those of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2013 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$20.02	$16.84	$15.77	$12.25	$9.64	$16.75

Income (loss) from operations:
Net investment loss	(0.14)	(0.12)	(0.18)	(0.14)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	8.14	3.30	1.25	3.66	2.67	(6.57)
Total income (loss) from operations	8.00	3.18	1.07	3.52	2.61	(6.66)

Less distributions from:
Net realized gains	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.41)	—	—	—	—	(0.45)

Net asset value, end of year	$27.61	$20.02	$16.84	$15.77	$12.25	$9.64
Total return[4]	40.80%	18.88%	6.79%	28.73%	27.07%	(40.87)%

Net assets, end of year (000s)	$1,281,477	$494,454	$447,192	$477,667	$405,700	$322,359

Ratios to average net assets:
Gross expenses	1.24%	1.32%	1.36%	1.39%	1.39%[5]	1.37%
Net expenses[6]	1.24 [7]	1.32	1.36	1.39	1.39 [5]	1.31 [8,9]
Net investment loss	(0.60)	(0.65)	(1.04)	(1.02)	(0.65) [5]	(0.66)

Portfolio turnover rate	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses, and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.28%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.12% until May 1, 2008.

See Notes to Financial Statements.

22	ClearBridge Small Cap Growth Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$17.13	$14.56	$13.77	$10.76	$8.55	$15.04

Income (loss) from operations:
Net investment loss	(0.29)	(0.28)	(0.31)	(0.25)	(0.14)	(0.20)
Net realized and unrealized gain (loss)	6.87	2.85	1.10	3.20	2.35	(5.84)
Proceeds from settlement of a regulatory matter	—	—	—	0.06	—	—
Total income (loss) from operations	6.58	2.57	0.79	3.01	2.21	(6.04)

Less distributions from:
Net realized gains	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.41)	—	—	—	—	(0.45)

Net asset value, end of year	$23.30	$ 17.13	$14.56	$13.77	$10.76	$8.55
Total return[4]	39.37%	17.65%	5.74%	27.97%[5]	25.85%	(41.40)%

Net assets, end of year (000s)	$24,746	$23,693	$27,660	$34,619	$34,822	$35,252

Ratios to average net assets:
Gross expenses	2.26%	2.34%	2.34%	2.41%	2.53%[6]	2.35%
Net expenses[7]	2.26 [8]	2.34	2.34	2.41	2.53 [6]	2.25 [9,10]
Net investment loss	(1.47)	(1.70)	(2.03)	(2.04)	(1.77) [6]	(1.61)

Portfolio turnover rate	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.42%. Class B received $160,429 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than interest, brokerage taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class B shares did not exceed 2.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees' consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.26% until May 1, 2008.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2013 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$17.37	$14.73	$13.92	$10.90	$8.64	$15.24

Income (loss) from operations:
Net investment loss	(0.25)	(0.25)	(0.30)	(0.24)	(0.12)	(0.22)
Net realized and unrealized gain (loss)	6.99	2.89	1.11	3.25	2.38	(5.93)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—	—
Total income (loss) from operations	6.74	2.64	0.81	3.02	2.26	(6.15)

Less distributions from:
Net realized gains	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.41)	—	—	—	—	(0.45)

Net asset value, end of year	$23.70	$17.37	$14.73	$13.92	$10.90	$8.64
Total return[4]	39.75%	17.92%	5.82%	27.71%[5]	26.16%	(41.58)%

Net assets, end of year (000s)	$73,290	$46,347	$50,760	$56,585	$54,152	$48,591

Ratios to average net assets:
Gross expenses	1.97%	2.17%	2.25%	2.30%	2.30%[6]	2.37%
Net expenses[7]	1.97 [8]	2.17	2.25	2.30	2.30 [6]	2.33 [9,10]
Net investment loss	(1.25)	(1.53)	(1.94)	(1.92)	(1.55) [6]	(1.69)

Portfolio turnover rate	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the period ended December 31.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.61%. Class C received $66,966 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.09%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.95% until May 1, 2008.

See Notes to Financial Statements.

24	ClearBridge Small Cap Growth Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$20.11	$16.91	$15.84	$12.30	$9.66	$16.75

Income (loss) from operations:
Net investment loss	(0.14)	(0.12)	(0.18)	(0.13)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	8.17	3.32	1.25	3.67	2.69	(6.57)
Total income (loss) from operations	8.03	3.20	1.07	3.54	2.64	(6.64)

Less distributions from:
Net realized gains	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.41)	—	—	—	—	(0.45)

Net asset value, end of year	$27.73	$20.11	$16.91	$15.84	$12.30	$9.66
Total return[4]	40.72%	18.92%	6.76%	28.78%	27.33%	(40.75)%

Net assets, end of year (000s)	$12,426	$5,675	$2,933	$1,785	$868	$376

Ratios to average net assets:
Gross expenses	1.28%	1.40%	1.50%	1.44%	1.35%[5]	1.20%
Net expenses[6]	1.27 [7,8]	1.34 [7,8]	1.34 [7,8]	1.34 [7,8]	1.22 [5,7,8]	1.20
Net investment loss	(0.61)	(0.64)	(1.02)	(0.95)	(0.54) [5]	(0.55)

Portfolio turnover rate	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2013 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$19.85	$16.73	$15.69	$12.21	$9.61	$16.72

Income (loss) from operations:
Net investment loss	(0.20)	(0.15)	(0.21)	(0.15)	(0.07)	(0.11)
Net realized and unrealized gain (loss)	8.07	3.27	1.25	3.63	2.67	(6.55)
Total income (loss) from operations	7.87	3.12	1.04	3.48	2.60	(6.66)

Less distributions from:
Net realized gains	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.41)	—	—	—	—	(0.45)

Net asset value, end of year	$27.31	$19.85	$16.73	$15.69	$12.21	$9.61
Total return[4]	40.49%	18.65%	6.63%	28.50%	27.06%	(40.94)%

Net assets, end of year (000s)	$84,555	$23,562	$12,921	$10,759	$6,061	$2,112

Ratios to average net assets:
Gross expenses	1.47%	1.54%	1.56%	1.50%	1.54%[5]	1.47%
Net expenses[6]	1.46 [7,8]	1.53 [7,8]	1.52 [7,8]	1.50 [7]	1.49 [5,7,8]	1.47
Net investment loss	(0.87)	(0.80)	(1.21)	(1.11)	(0.82) [5]	(0.82)

Portfolio turnover rate	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Small Cap Growth Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$20.78	$17.40	$16.21	$12.53	$9.82	$16.96

Income (loss) from operations:
Net investment loss	(0.09)	(0.03)	(0.10)	(0.07)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	8.51	3.41	1.29	3.75	2.73	(6.67)
Total income (loss) from operations	8.42	3.38	1.19	3.68	2.71	(6.69)

Less distributions from:
Net realized gains	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.41)	—	—	—	—	(0.45)

Net asset value, end of year	$28.79	$20.78	$17.40	$16.21	$12.53	$9.82
Total return[4]	41.34%	19.43%	7.34%	29.37%	27.60%	(40.53)%

Net assets, end of year (000s)	$1,184,864	$194,392	$78,316	$35,391	$21,945	$12,252

Ratios to average net assets:
Gross expenses	0.90%	0.90%	0.85%	0.88%	0.89%[5]	0.80%
Net expenses[6]	0.90 [7]	0.90 [7]	0.85 [7]	0.88 [7]	0.85 [5,7,8]	0.80
Net investment loss	(0.36)	(0.14)	(0.54)	(0.49)	(0.16) [5]	(0.15)

Portfolio turnover rate	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2013 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$20.83	$17.43	$16.23	$12.54	$9.82	$15.42

Income (loss) from operations:
Net investment loss	(0.02)	(0.03)	(0.09)	(0.06)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	8.48	3.43	1.29	3.75	2.73	(5.59)
Total income (loss) from operations	8.46	3.40	1.20	3.69	2.72	(5.60)

Less distributions from:
Net realized gains	(0.41)	—	—	—	—	—
Total distributions	(0.41)	—	—	—	—	—

Net asset value, end of year	$28.88	$20.83	$17.43	$16.23	$12.54	$9.82
Total return[4]	41.43%	19.51%	7.39%	29.43%	27.70%	(36.32)%

Net assets, end of year (000s)	$265,070	$160,605	$164,630	$167,680	$154,843	$128,933

Ratios to average net assets:
Gross expenses	0.79%	0.80%	0.81%	0.81%	0.81%[5]	0.81%[5]
Net expenses[6]	0.79 [7]	0.80 [7]	0.81 [7]	0.81 [7]	0.81 [5,7]	0.81 [5]
Net investment loss	(0.07)	(0.14)	(0.50)	(0.44)	(0.06) [5]	(0.18) [5]

Portfolio turnover rate	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the period August 4, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the total annual operating expenses for Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

See Notes to Financial Statements.

28	ClearBridge Small Cap Growth Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Small Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence

ClearBridge Small Cap Growth Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30	ClearBridge Small Cap Growth Fund 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$2,780,762,736	—	—	$2,780,762,736
Short-term investments†	—	$139,579,000	—	139,579,000
Total investments	$2,780,762,736	$139,579,000	—	$2,920,341,736

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

ClearBridge Small Cap Growth Fund 2013 Annual Report	31

Notes to financial statements (cont’d)

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of October 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

32	ClearBridge Small Cap Growth Fund 2013 Annual Report

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	—	$(72)	$72
(b)	$10,186,528	(10,186,528)	—

(a)	Reclassifications are primarily due to distributions paid in connection with the redemptions of Fund shares.

(b)	Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains for tax purposes.

ClearBridge Small Cap Growth Fund 2013 Annual Report	33

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expense of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 31, 2013, the total annual operating expenses for Class 1 shares are not expected to exceed those of Class A shares. In addition, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C, Class FI, Class R and Class I shares did not exceed 1.28%, 2.30%, 2.09%, 1.35%, 1.60% and 1.05%, respectively. In addition, total annual operating expenses for Class IS shares did not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended October 31, 2013, fees waived and/or expenses reimbursed amounted to $8,107.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption

34	ClearBridge Small Cap Growth Fund 2013 Annual Report

occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2013, LMIS and its affiliates retained sales charges of approximately $233,744 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$188	$15,066	$2,099

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,713,310,442
Sales	442,639,795

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$809,436,991
Gross unrealized depreciation	(47,048,594)
Net unrealized appreciation	$762,388,397

During the year ended October 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2012	299	$22,126
Options written	3,607	354,150
Options closed	—	—
Options exercised	(1,750)	(182,997)
Options expired	(2,156)	(193,279)
Written options, outstanding as of October 31, 2013	—	—

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At October 31, 2013, the Fund did not have any derivative instruments outstanding.

ClearBridge Small Cap Growth Fund 2013 Annual Report	35

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$367,276

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$(8,671)

During the year ended October 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$49,135

†	At October 31, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a service fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$18,038
Class A	$1,998,150	1,646,597
Class B	240,166	114,280
Class C	551,287	104,735
Class FI	21,890	21,395
Class R	270,089	101,490
Class I	—	671,915
Class IS	—	7,680
Total	$3,081,582	$2,686,130

36	ClearBridge Small Cap Growth Fund 2013 Annual Report

For the year ended October 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$2,595
Class A	—
Class B	—
Class C	—
Class FI	747
Class R	4,765
Class I	—
Class IS	—
Total	$8,107

6. Distributions to shareholders by class

	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Realized Gains:
Class 1	$66,845	—
Class A	9,974,918	—
Class B	549,791	—
Class C	1,052,137	—
Class FI	118,150	—
Class R	677,944	—
Class I	4,173,264	—
Class IS	3,161,260	—
Total	$19,774,309	—

7. Shares of beneficial interest

At October 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	3,371	$66,845	—	—
Shares repurchased	(19,270)	(433,494)	(27,222)	$(533,932)
Net decrease	(15,899)	$(366,649)	(27,222)	$(533,932)

ClearBridge Small Cap Growth Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	30,061,584	$718,131,649	6,161,109	$119,295,677
Shares issued on reinvestment	498,418	9,754,050	—	—
Shares repurchased	(8,844,403)	(209,046,364)	(8,018,825)	(152,362,752)
Net increase (decrease)	21,715,599	$518,839,335	(1,857,716)	$(33,067,075)

Class B
Shares sold	14,948	$296,644	16,842	$283,137
Shares issued on reinvestment	32,825	546,869	—	—
Shares repurchased	(369,016)	(7,202,224)	(533,811)	(8,727,737)
Net decrease	(321,243)	$(6,358,711)	(516,969)	$(8,444,600)

Class C
Shares sold	1,285,629	$26,618,870	588,089	$9,823,596
Shares issued on reinvestment	56,725	959,225	—	—
Shares repurchased	(918,305)	(18,019,878)	(1,364,827)	(22,792,249)
Net increase (decrease)	424,049	$9,558,217	(776,738)	$(12,968,653)

Class FI
Shares sold	247,791	$5,806,863	187,671	$3,612,808
Shares issued on reinvestment	6,010	118,150	—	—
Shares repurchased	(87,902)	(2,097,100)	(78,810)	(1,479,051)
Net increase	165,899	$3,827,913	108,861	$2,133,757

Class R
Shares sold	2,344,147	$53,210,151	768,640	$14,932,165
Shares issued on reinvestment	34,239	664,235	—	—
Shares repurchased	(469,834)	(10,824,108)	(353,934)	(6,558,081)
Net increase	1,908,552	$43,050,278	414,706	$8,374,084

Class I
Shares sold	37,283,861	$924,117,775	6,469,395	$130,725,686
Shares issued on reinvestment	143,251	2,913,725	—	—
Shares repurchased	(5,622,954)	(141,247,868)	(1,614,928)	(32,304,449)
Net increase	31,804,158	$785,783,632	4,854,467	$98,421,237

Class IS
Shares sold	3,302,269	$85,406,843	534,047	$10,643,536
Shares issued on reinvestment	155,040	3,161,259	—	—
Shares repurchased	(1,990,082)	(49,787,074)	(2,268,845)	(44,371,425)
Net increase (decrease)	1,467,227	$38,781,028	(1,734,798)	$(33,727,889)

38	ClearBridge Small Cap Growth Fund 2013 Annual Report

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended October 31, 2013:

	Affiliate Value at 10/31/12	Purchased		Sold		Dividend Income	Affiliate Value at 10/31/13	Realized Gain/Loss
Company		Cost	Shares/Par	Cost	Shares/Par
LivePerson Inc.	$11,843,753	$31,003,985	2,894,740	—	—	—	$34,087,264	—

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Short-Term Capital Gains	Long-Term Capital Gains
12/11/2013
12/12/2013	$0.03740	$0.68867

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2013	2012
Distributions paid from:
Net long-term capital gains	$19,774,309	—

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,103,360
Undistributed long-term capital gains — net	75,565,329
Total undistributed earnings	$79,668,689
Other book/tax temporary differences(a)	(69,744)
Unrealized appreciation (depreciation)(b)	762,388,397
Total accumulated earnings (losses) — net	$841,987,342

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

ClearBridge Small Cap Growth Fund 2013 Annual Report	39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Small Cap Growth Fund (formerly, Legg Mason ClearBridge Small Cap Growth Fund, the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from January 1, 2009 to October 31, 2009 and for the year or period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Small Cap Growth Fund as of October 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for each of the years in the four-year period then ended, the period from January 1, 2009 to October 31, 2009 and for the year or period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2013

40	ClearBridge Small Cap Growth Fund 2013 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Small Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

ClearBridge Small Cap Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

42	ClearBridge Small Cap Growth Fund

Independent Trustees cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

ClearBridge Small Cap Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

44	ClearBridge Small Cap Growth Fund

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge Small Cap Growth Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

46	ClearBridge Small Cap Growth Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2013:

Record date:	12/12/2012
Payable date:	12/13/2012
Long-term capital gain dividend	$0.410030

Please retain this information for your records.

ClearBridge Small Cap Growth Fund	47

ClearBridge

Small Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

* Effective June 1, 2013, Mr. Johnson become Chairman and Mr. Fuller become a Trustee, President and Chief Executive Officer.

ClearBridge Small Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Small Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010732 12/13 SR13-2078

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2012 and October 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $1,215,710 in 2012 and $342,952 in 2013

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $11,000 in 2012 and $29,411 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $65,500 in 2012 and $83,650 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer Legg Mason Partners Equity Trust

Date:	December 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	December 24, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	December 24, 2013